Debt	12 Months Ended
Dec. 31, 2019
Successor [Member]
Debt

10. DEBT

Long-term debt

The Company’s long-term debt obligations consist of the following (in thousands):

	December 31, 2019	December 31, 2018

Secured Term Loan	$300,000	$-
Secured Revolving Credit Facility	50,000	-
Murabaha credit facility	-	150,000
APICORP bilateral term facility	-	46,875
SABB bilateral term facility	-	43,333
Term loan Ahli Bank	-	2,382
NBO loan $60,000	-	23,333
NBO loan $20,000	-	4,899
Less: unamortized debt issuance costs	(4,436)	(557)
Total loans and borrowings	345,564	270,265
Less: current portion of long-term debt	(15,000)	(45,093)
Long-term debt, net of unamortized debt issuance costs and excluding current installments	$330,564	$225,172

Secured Facilities Agreement

On May 5, 2019, the Company entered into a $450.0 million term loan, revolving credit, and working capital facilities agreement (the “Secured Facilities Agreement”) with Arab Petroleum Investments Corporation (“APICORP”) – Bahrain Banking Branch, HSBC Bank Middle East Limited (“HSBC”), Mashreqbank PSC and Saudi British Bank acting as initial mandated lead arrangers and bookrunners, Mashreqbank PSC acting as global agent, APICORP and Mashreqbank PSC acting as security agents, NPS Bahrain for Oil & Gas Wells Services WLL (“NPS Bahrain”) and its Kuwait branch, Gulf Energy SAOC and National Petroleum Technology Company as borrowers, and HSBC, Mashreqbank PSC, APICORP and Saudi British Bank, as the “Lenders.” Upon consummation of this transaction, with the exception of a $30.4 million working capital facility with HSBC, described below, the Company settled all of its existing debt obligations as of May 5, 2019 and wrote-off remaining unamortized debt issuance costs of $0.8 million as of that date.

On May 23, 2019 and June 20, 2019, the Company entered into $35.0 million and $40.0 million Incremental Facilities Agreements, respectively, increasing the size of the Secured Facilities Agreement to $485.0 million and $525.0 million, respectively.

The $525.0 million Secured Facilities Agreement consists of a $300.0 million term loan due 2025 (the “Term Loan” or “Secured Term Loan”), a $65.0 million revolving credit facility due 2023 (“RCF” or “Secured Revolving Credit Facility”), and a $160.0 million working capital facility. Borrowings under the Term Loan and RCF incur interest at the rate of three-month LIBOR plus 2.4% to 2.7% per annum, varying based on the Company’s Net Debt / EBITDA ratio as defined in the agreement. As of December 31, 2019, this results in an interest rate of 4.3%. The Company has drawn $300.0 million of the Term Loan and $50.0 million of the RCF as of December 31, 2019.

The RCF was obtained for general corporate and working capital purposes including capital expenditure related requirements and acquisitions (including transaction related expenses). The RCF requires the payment of a commitment fee each quarter. The commitment fee is computed at the rate of 0.60% per annum based on the average daily amount by which the borrowing base exceeds the outstanding borrowings during each quarter. Under the terms of the RCF, the final settlement is due by May 6, 2023. The Company is required to repay the amount of any principal balance outstanding together with any unpaid accumulated interest at three-month LIBOR plus 2.4% to 2.7% per annum, varying based on the Company’s Net Debt / EBITDA ratio as defined in the agreement. The Company is permitted to make any prepayment under this RCF in multiples of $5.0 million during this 4-year period up to May 6, 2023. Any unutilized balances from the RCF can be drawn down again during the 4-year tenure at the same terms. As of December 31, 2019, the Company has $15.0 million available to be drawn under the RCF.

The Secured Facilities Agreement also includes a working capital facility of $160.0 million for issuance of letters of guarantee and letters of credit and refinancing letters of credit over a period of one year, which carries an interest rate equal to three-month U.S. Dollar LIBOR for the applicable interest period, plus a margin of 1.00% to 1.25% per annum. As of December 31, 2019, the Company had utilized $134.2 million under this working capital facility and the balance of $25.8 million was available to the Company.

The Company has also retained legacy bilateral working capital facilities from HSBC totaling $30.4 million in Qatar ($16.4 million), in UAE ($13.9 million) and Kuwait ($0.1 million). As of December 31, 2019, the Company had utilized $24.1 million under this working capital facility and the balance of $6.3 million was available to the Company.

Utilization of the working capital facilities under both the legacy arrangement and Secured Facilities Agreement comprises letters of credit issued to vendors, guarantees issued to customers, vendors, and others, and short-term borrowings used to settle letters of credit. Once a letter of credit is presented for payment by the vendor, the Company at its election can settle the letter of credit from available cash or leverage short-term borrowings that will be repaid quarterly over a one-year period. Until a letter of credit is presented for payment by the vendor, it is disclosed as an off-balance sheet obligation. For additional discussion of outstanding letters of credit and guarantees, see Note 14, Commitments and Contingencies.

The Secured Facilities Agreement includes covenants that specify maximum leverage (Net Debt / EBITDA) up to 3.50, minimum debt service coverage ratio (Cash Flow / Debt Service) of at least 1.25, and interest coverage (EBITDA / Interest) of at least 4.00. The Company is in compliance with all financial covenants as of December 31, 2019.

Short-term debt

The Company’s short-term debt obligations consist of the following (in thousands):

	December 31, 2019	December 31, 2018

Modified Hana Loan	$-	$10,000
Other short-term borrowings	37,963	21,817
Short-term debt, excluding current installments of long-term debt	$37,963	$31,817

Short-term borrowings primarily consist of financing for capital equipment and inventory purchases.

Hana Loan and Modified Hana Loan agreements

In connection with the Business Combination, on June 5, 2018, NESR entered into a loan agreement with Hana Investments pursuant to which NESR borrowed $50.0 million on an unsecured basis (the “Hana Loan”). The Hana Loan had a scheduled maturity date of December 17, 2018 and was interest bearing, accruing interest at the greater of (i) an amount equal to $4.0 million or prorated if the loan was prepaid; and (ii) at a rate per annum equal to one-month Intercontinental Exchange LIBOR, adjusted monthly on the first day of each calendar month, plus a margin of 2.25% payable on maturity or prepaid. The interest was payable in NESR ordinary shares or cash at the election of the lender. The loan was subject to an origination fee of $0.6 million payable in NESR ordinary shares at $11.244 per share, which resulted in the issuance of 53,362 shares at closing of the Business Combination.

During 2018, the Company paid $44 million for both principal and interest in cash on the Hana Loan and entered into an extension (the “Modified Hana Loan”) for the $10 million balance of the loan which was fully repaid with cash during January 2019. The terms and conditions contained in the Hana Loan remained unchanged in the Modified Hana Loan.

Other debt information

Scheduled principal payments of long-term debt for periods subsequent to December 31, 2019 are as follows (in thousands):

2020	$15,000
2021	37,500
2022	45,000
2023	95,000
2024	45,000
2025	112,500
Thereafter	-
Total	$350,000